United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 12, 2006

Warrior Energy Services Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-18754	11-2904094

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 Rosecrest Lane, Columbus, Mississippi 39701

(Address of principal executive offices)

Registrant’s telephone number, including area code: (662) 329-1047

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Section 2 – Financial Information

Item 2.02.Results of Operations and Financial Condition

     On May 12, 2006, we issued a press release announcing our operating results for the three months ended March 31, 2006. The text of the press release is attached as an exhibit to this Current Report.

Section 9.Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits

The following exhibit is furnished pursuant to Item 2.02, and shall not be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of Warrior Energy Services Corporation’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

99.1 Press release dated May 12, 2006

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Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warrior Energy Services Corporation

Dated: May 12, 2006	By:	/s/ William L. Jenkins
William L. Jenkins, President

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Index to Exhibits

99.1	Press Release dated May 12, 2006.